SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐
Check the appropriate box:

/ / Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

/ / Definitive Additional Materials

/ / Soliciting Material Pursuant to §240.14a-12

Builders Fixed Income Fund, Inc.
(Name of Registrant as Specified In Its Charter)

____________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

BUILDERS FIXED INCOME FUND, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on June 22, 2006

TO THE SHAREHOLDERS:

Builders Fixed Income Fund, Inc. (the “Fund”) is holding a special meeting of shareholders (“Meeting”) on Thursday, June 22, 2006 at 1:00 p.m. Central time. The place of the Meeting is the Carpenters’ District Council of Greater St. Louis, 1401 Hampton Avenue, St. Louis, MO 63139.

The purpose of the meeting is as follows:

(1)	To elect six (6) directors, each of whom will serve until his successor is elected or qualified.

(2)	To ratify the selection of Deloitte & Touche to serve as the Fund’s Independent Registered Public Accounting Firm.

(3)	To transact such other business as may properly come before the Meeting or any adjournments thereof.

You may vote at the Meeting if you are the record owner of shares of the Fund as of the close of business on May 12, 2006. You are invited to attend the Meeting in person. If you plan to attend the Meeting, please indicate your intention on the enclosed proxy card and return it promptly in the envelope provided. Whether you will be able to attend or not, PLEASE VOTE so that a quorum will be present at the Meeting.

You may cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. If you have any questions before you vote, please contact the Fund by calling (636) 207-0160.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. TO AVOID THE COST OF FOLLOW-UP SOLICITATION AND A POSSIBLE ADJOURNMENT OF THE MEETING, PLEASE READ THE ENCLOSED PROXY STATEMENT, AND COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED BY 5:00 P.M. (EASTERN TIME) ON JUNE 21, 2006.

Thank you for your cooperation and continued investment in the Fund.

By order of the Board of Directors,

John W. Stewart
Chairman, President, Treasurer and Secretary

June 1, 2006

BUILDERS FIXED INCOME FUND, INC.
218 Henry Road
Manchester, MO 63011
(636) 207-0160

PROXY STATEMENT
Dated June 1, 2006

SPECIAL MEETING OF SHAREHOLDERS
To be held on June 22, 2006

Builders Fixed Income Fund, Inc. (the “Fund”), is holding a special meeting of shareholders (the “Meeting”) on Thursday, June 22, 2006 at 1:00 p.m. Central time. The place of the Meeting is the Carpenters’ District Council of Greater St. Louis, 1401 Hampton Avenue, St. Louis, MO 63139.

The Board of Directors of the Fund (the “Board”) is sending you this proxy statement and the enclosed proxy card on behalf of the Fund. The Board is soliciting your proxy to vote at the Meeting.

Proposals
The following proposals will be presented at the Meeting:

(1)	To elect six (6) directors, each of whom will serve until his successors is elected or qualified.

(2)	To ratify the selection of Deloitte & Touche to serve as the Fund’s Independent Registered Public Accounting Firm.

(3)	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Who is Eligible to Vote?

The Board is sending this proxy statement on or about June 1, 2006 to all shareholders entitled to vote. Shareholders who owned shares of the Fund at the close of business on May 12, 2006 (“Record Date”) are entitled to vote at the Meeting. On the Record Date, the Fund had 16,909,284.157 shares outstanding. Each share of the Fund held as of the Record Date entitles you to one vote on each proposal set forth above, and each fractional share entitles you to a fractional vote.

How to Vote

Voting by Proxy. Whether you plan to attend the meeting or not, the Board urges you to complete, sign and date the enclosed proxy card and to return it promptly. Returning the proxy card will not affect your right to attend the meeting and vote.

The Board has named John W. Stewart and Michael Stewart to act as proxies at the Meeting. If you properly complete your proxy card and send it to the Fund, your proxy will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will be deemed a vote “For” each Proposal in accordance with the Board’s recommendations.

If any other matter is presented, your proxy will vote in accordance with the proxy’s best judgment. At the time this proxy statement was printed, the Board knows of no matter that needs to be acted on at the meeting other than those discussed in this proxy statement. If you appoint a proxy, you may revoke it any time before it is exercised. You can do this by sending in another proxy with a later date, or by notifying the Fund’s Secretary in writing before the meeting.

Voting in Person. If you do attend the meeting and wish to vote in person, you will be given a ballot when you arrive. If shares are held in the name of a pension plan, you must bring a letter from the plan authorizing you to vote the shares on the plan’s behalf.

Quorum and Required Vote

A quorum of shareholders is necessary to hold a valid meeting. The presence in person or by proxy of shareholders entitled to cast a majority of all votes entitled to be cast at the Meeting will constitute a quorum. The Fund intends to treat properly executed proxies that are marked “abstain” as present for the purposes of determining whether a quorum has been achieved at the Meeting. The Fund does not consider abstentions as a vote “for” or “against” a matter and will therefore disregard abstention votes in determining the “votes cast” on a proposal.

The affirmative vote of a plurality of votes cast is necessary to elect the directors, meaning that the nominees receiving the most votes will be elected.

Board Recommendation

The Board recommends that shareholders vote FOR Proposal 1 and Proposal 2.

Information About the Fund

Upon your request, the Fund will furnish you with a free copy of its most recent annual report and semi-annual report. You should direct your request to Unified Fund Services, at 431 N. Pennsylvania Street, Indianapolis, IN 46204 or by calling (800) 862-7283, ext. 7022.

PROPOSAL 1: ELECTION OF DIRECTORS

Pursuant to the Fund’s organizational documents, each member of the Board serves until the director resigns, or until his successor is elected. The Board currently consists of Terry Nelson, John W. Stewart, Joseph A. Montanaro, Dennis F. Penkalski, and Bobby Yeggy. In addition, a new director has been nominated to fill the vacancy created by the recent retirement and resignation of two former directors. At a meeting held on May 18, 2006, Mr. Dennis Penkalski, a current director who is not an “interested person” of the Fund within meaning of the Investment Company Act of 1940 Act (an “Independent Director”), nominated Mr. John M. Jarger to serve as an Independent Director of the Fund. The Board considered the qualifications of Mr. Jarger and determined that his nomination would expand the breadth and depth of the Board by virtue of his background and qualification. The Board noted that Mr. Jarger will qualify as an “audit committee financial expert” as defined by the Sarbanes-Oxley Act of 2002, which qualification will assist him in serving on the Board’s Audit Committee.

Pursuant to the provisions of the 1940 Act, any vacancy on the Board may be filled by an affirmative of the majority of the existing directors, unless, if immediately after filling such vacancy, the Board would consist of directors less than two-thirds (2/3) of whom were elected by the shareholders of the Fund. As a result, the addition of a new director to fill the current vacancy on the Board requires the vote of the Fund’s shareholders. In addition, to provide the Board with flexibility to fill vacancies created as directors retire or resign, the Board believes it is appropriate for shareholders to elect the current directors at this time.

The Board has approved the nomination of Terry Nelson, John W. Stewart, Joseph A. Montanaro, Dennis F. Penkalski, Bobby Yeggy and John M. Jarger, each to serve as director until his resignation or until his successor is elected and qualified. Each director nominee will be an Independent Director, except Mr. John Stewart will be deemed an interested person of the Fund because he is the controlling shareholder and President of the Fund’s manager, Capital Mortgage Management, Inc. (the “Manager”).

The persons selected by the Board to act as proxies will vote on your behalf for the election of these nominees, unless you withhold authority to vote for any or all of them in the proxy. Each of the nominees has indicated that he is willing to serve as a director.

Proposal 1 will not impact the investment policies, strategies, risks or management of the Fund. There will be no increase in the expenses of the Fund as a result of the election of the new Board, other than in respect of the cost of issuing this proxy statement and holding the Meeting.

The Board is encouraging all shareholders to participate in the governance of the Fund. Approval of Proposal 1 requires a vote of a plurality of the aggregate outstanding shares of the Fund present in person or by proxy.

The Board Recommends That You Vote “FOR” Proposal 1.

You can vote by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need assistance, or have questions regarding the proxy or how to vote your shares, please call the Fund at (636) 207-0160.

ADDITIONAL INFORMATION ABOUT THE DIRECTOR NOMINEES

The table sets forth information concerning the director nominees, including each person’s name and year of birth, his principal occupation during the past five years and certain other affiliations.

The following table presents information about Independent Director nominees:

Name, Address and Age	Title and Length of Service	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Director Nominee	Other Directorships Held by Director Nominee
Joseph A. Montanaro 3221 McKelvey Road, Suite 105 Bridgeton, MO 63044 (Born 1938)	Independent Director, since October 1997	Executive Director, Directed Account Plan (formerly TWA Pilots DAP 401(k)), (July 1993 - present) and Chairman of Investment Committee (Oct. 1991 - July 1993); Co-Trustee, TWA Flight Engineers Trust Plan (1976 - Oct. 1991).	1	None
Dennis F. Penkalski W 275 S8840 Hidden Lake Dr. Mukwonago, WI 53149 (Born 1942)	Independent Director, since August 2001	Retired (August 2001-present); Former Executive Secretary, Treasurer (1995-2001) Milwaukee & Southern Wisconsin Regional Council of Carpenters.	1	None
John M. Jarger 12 East Erie Street Chicago, IL 60611 (Born 1961)	Independent Director Nominee, May 2006	Special Representative/Employer Relations, Chicago Regional Council of Carpenters (Jan. 2005-present); Dues Check-off Manager, Chicago Regional Council of Carpenters (Jan. 2004 - Jan 2005); Assistant Administrator, Chicago District Council of Carpenters Welfare & Pension Funds (2001- Dec. 2003).	1	None
Bobby J. Yeggy 6910 N. Main Street, Unit 9 Granger, IN 46530 (Born 1947)	Independent Director, since August 2003	Vice-President, Midwestern District United Brotherhood of Carpenters 2001-present; Director of Organizing Resources, United Brotherhood of Carpenters 1996-2001; and Secretary/Treasurer, Northeast Indiana District Council of Carpenters 1991-1996.	1	Midwestern District General Executive Board, United Brotherhood of Carpenters
Terry Nelson 1401 Hampton Avenue St. Louis, MO 63139 (Born 1940)	Director, since October 1997, Independent Director since May 2006	Executive Secretary and Treasurer, Carpenters’ District Council of Greater St. Louis (Aug. 1993-present); Managing Trustee, Carpenters’ District Council of Greater St. Louis pension fund, health and welfare fund and vacation fund (Aug. 1993-present); Business Representative, Carpenters’ District Council of Greater St. Louis (1981-Aug. 1993).	1	United Way since 1993

The following table sets forth information about the director who is deemed an “interested” person of the Fund within meaning of the 1940 Act (“Interested Director”), as well as the executive officers of the Fund:

Name, Address and Age	Position with Fund	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
John W. Stewart* 218 Henry Road Manchester, MO 63011 (Born 1958)	Chairman, President and Treasurer, since October 1997	President, Capital Mortgage Management, Inc. (July 1997-Present); Controller/System Administrator, Carpenters’ District Council of Greater St. Louis (August 1988-July 1997).	1	None
Michael Stewart* 218 Henry Road Manchester, MO 63011 (Born 1960)	Chief Compliance Officer, since October 2004
VP of Operations, Chief
Compliance Officer, Capital
Mortgage Management Inc.
(February of 2002-Present)
Director of Marketing and Operations,
Centerline BTI (Feb. 1998-Jan. 2002)
Assistant Store Manager, J.C.
Penney Co. (May 1980-Jan.1998)

			N/A	N/A
*Messrs. Stewart are deemed to be “interested persons” of the Fund as a result of their employment with the Manager.

Purchases and Sales of Service Providers’ Securities by Director Nominees: Other than Mr. John Stewart, no other director nominee has ever held any interest in the Fund’s Manager or sub-adviser, Principal Global Investors, LLC (the “Sub-adviser”), or any of their affiliated persons. In addition, no such nominee has ever held any interest in T.O. Richardson (the “Principal Underwriter”) or any person directly or indirectly controlling, controlled by or under common control with the Principal Underwriter.

Certain Interests of An Independent Director and/or Nominee: In considering the nominees to serve as Independent Directors of the Fund, the Board reviewed the backgrounds and qualifications of each nominee, as well as the effects of any relationships beyond those delineated in the 1940 Act that might impair a particular nominee’s independence. The Board noted that Mr. John M. Jarger currently serves as Special Representative/Employer Relations of the Chicago Regional Council of Carpenters, a shareholder of the Fund. The Board carefully considered the impact that Mr. Jarger’s position would have on his ability to serve as an Independent Director, and determined that this relationship would not impede his ability to represent the best interests of the shareholders of the Fund. The Board also noted that effective fund governance would be enhanced when the interests of the nominee are aligned with those of the Fund’s shareholders.

Mr. Terry Nelson previously was classified as an “interested person” of the Fund because he serves as the Executive Secretary and Treasurer of Carpenters’ District Council of Greater St. Louis (the “Carpenters District Council”), the entity that also employed Mr. John Stewart, the Chairman and President of the Manager, from August 1988 through July 1997. At its meeting held in May 2006, however, the Board determined that Mr. Nelson no longer needs to be classified as an “interested” director because more than eight years have elapsed since Mr. Stewart terminated his employment with the Carpenters District Council. The Board noted that Mr. Nelson currently serves as Managing Trustee of the Carpenters District Council’s pension plan, which pension plan is a controlling shareholder of the Fund. Pursuant to the provision of Section 2(a)(19)(A) of the 1940 Act, a director is not deemed to be an interested person of the Fund merely because of his ownership of shares of the Fund. The Board determined that Mr. Nelson's position as fiduciary to a shareholder of the Fund, as well as fiduciary to the Fund, would enhance the Fund's governance because his interests are aligned with those of other shareholders of the Fund. Therefore, Mr. Nelson is now being re-classified as an Independent Director of the Fund.

BOARD INTEREST IN THE FUND

As of December 31, 2005, the director nominees own the following amounts in the Fund:

POSITION	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director Nominee in Family of Investment Companies
INDEPENDENT DIRECTORS:
Joseph A. Montanaro	None	None
Dennis F. Penkalski	None	None
John M. Jarger (Independent Director Nominee)	None	None
Bobby J. Yeggy	None	None
Terry Nelson[1]	$100,000 and above	$100,000 and above
INTERESTED DIRECTOR:
John W. Stewart	None	None
1 Mr. Nelson is the Executive Secretary and Treasurer of the Carpenters’ District Council, and is the Managing Trustee of its pension plan, which pension plan owns the shares of the Fund described above. Mr. Nelson owns no shares of the Fund personally, but he may be deemed to have voting control and investment authority over the shares owned by the Carpenters’ District Council pension plan.

RESPONSIBILITIES OF THE BOARD

The Board is responsible for the general oversight of the Fund’s business and ensuring that the Fund is managed in the best interests of its shareholders. The Board periodically reviews the Fund’s investment performance and the quality of other services provided to the Fund by its service providers. At least annually, the Board reviews the fees paid by the Fund for these services and the overall level of the Fund’s operating expenses.

BOARD COMMITTEES

The standing committees of the Fund are the Audit Committee, the Valuation Committee and the Code of Ethics Review Committee. The members of the Audit Committee are Messrs. Montanaro, Penkalski and Yeggy. It is anticipated that Mr. Jarger will become a member of the Audit Committee as soon as his nomination is approved by shareholders at the Meeting. The Audit Committee is responsible for evaluating the performance of the Fund’s independent accountants, and reviewing financial statements contained in the Fund’s reports to shareholders with the Fund’s accountants and management. The Valuation Committee consists of any one director. The Valuation Committee is responsible for consulting with the Fund’s Sub-adviser and custodian to determine the value of any assets for which reliable market quotations are not available. The members of the Code of Ethics Review Committee are Messrs. John Stewart and Montanaro. If the President of the Fund determines that a reviewable transaction under the Fund’s Code of Ethics may have occurred, the Code of Ethics Review Committee is responsible for investigating any suspected violation of the Code and imposing sanctions.

The Board has not established a nominating committee. Instead, the Independent Directors as a group consider and nominate new independent director nominees on an ongoing basis. The Fund is marketed primarily to institutional Taft-Hartley pension plans and it is the only mutual fund board on which the Independent Directors serve. As a result, the Independent Directors do not believe that it is necessary to establish numerous committees, including a nominating committee, when most of the Independent Directors are involved in the pension plan community and aware of potential candidates that could be brought to the Board’s attention.

BOARD MEETINGS

The Board typically conducts in-person meetings four times each year to review the operations of the Fund. In addition, the Board may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular board meeting. During the fiscal year ended December 31, 2005, the Audit Committee met twice, the Code of Ethics Committee was not required to meet and the Valuation Committee met four times. All of the current directors attended at least 75% of the Board and committee meetings. Mr. Jarger was nominated to the Board in May 2006, and he will be established as a director of the Fund at such time as he is elected by the Fund’s shareholders.

DIRECTOR COMPENSATION

The Fund compensates each Independent Director by an annual fee of $2,000. Directors also are reimbursed for any expenses incurred in attending meetings. For its fiscal year ended December 31, 2005, the Fund paid the following compensation to the directors and executive officers:

Name of person and position	Aggregate Compensation from Fund	Pension or Retirement Benefits accrued as part of Fund expenses	Estimated annual benefits upon retirement	Total Compensation from Fund and Fund Complex paid to Directors
INDEPENDENT DIRECTOR NOMINEES:
Joseph A. Montanaro, Independent Director	$2,000	$0	$0	$2,000
Dennis F. Penkalski, Independent Director	$2,000	$0	$0	$2,000
Bobby J. Yeggy, Independent Director	$0	$0	$0	$0
Terry Nelson, Independent Director	$0	$0	$0	$0
John M. Jarger, Independent Director Nominee	N/A	N/A	N/A	N/A
INTERESTED DIRECTOR NOMINEE AND EXECUTIVE OFFICERS:
John W. Stewart, Director	$0	$0	$0	$0
Mike Stewart, Chief Compliance Officer	$48,000	$0	$0	$48,000
The Board of Directors, including the Independent Directors,

unanimously recommends that you vote “FOR” Proposal 1.

PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

You are being asked to ratify the Board’s selection of Deloitte & Touche LLP (“Deloitte”) to serve as the Fund’s Independent Registered Public Accounting Firm. Deloitte performs an annual audit of the Fund’s financial statements and provides other accounting and tax services to the Fund. The Fund does not expect any representatives of Deloitte to be present at the Meeting.

AUDIT FEES. For the fiscal year ended December 31, 2004, Deloitte was paid $19,750 by the Fund for professional services rendered for the audit of the Fund’s annual financial statements, or for services that are normally provided in connection with statutory and regulatory filings. For the fiscal year ended December 31, 2005, the Fund is expected to be billed $21,200 by Deloitte, and has currently paid $3,800.

AUDIT-RELATED FEES. For the fiscal years ended December 31, 2004 and 2005, no fees were paid by the Fund for assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and that are not reported above.

TAX FEES. For the fiscal year ended December 31, 2004, Deloitte was paid $9,340 by the Fund for professional services rendered for tax compliance, tax advice, tax planning and tax training. Such services consisted of annual distribution review and tax return review. For the fiscal year ended December 31, 2005, the Fund is expected to be billed $9,340 by Deloitte.

ALL OTHER FEES. For the fiscal year ended December 31, 2004 and 2005, no fees were paid by the Fund for products and services other than the services reported above.

Audit Committee Pre-Approval Policies and Procedures. Pursuant to the Audit Committee Charter, the Audit Committee is required to review and approve proposals for Deloitte to provide audit services and permissible non-audit services to the Fund or the Manager if the engagement relates directly to the operations and financial reporting of the Fund. For the fiscal years ended December 31, 2004 and 2005, the Audit Committee approved the following non-audit services: 1) preparation of federal, state and excise tax returns; 2) review of dividend calculations; and 3) review of semi-annual financial statements, which together resulted in aggregate billings of $9,340 each year.

Non-Audit Fees. For the fiscal years ended December 31, 2004 and 2005, Deloitte did not bill the Fund for products and services other than those reported above. For the fiscal years ended December 31, 2004 and 2005, Deloitte provided audit services to the Manager, but did not provide any non-audit services to the Manager that required the pre-approval of the Board.

The Board of Directors, including the independent directors,

unanimously recommends that you vote “FOR” Proposal 2.

OTHER MATTERS TO BE CONSIDERED AT THE MEETING

The Board does not know of any other matters to be presented at the meeting other than those set forth in this proxy statement. If any other business should come before the Meeting, the persons named in the accompanying proxy will vote thereon in their best judgment.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The table below sets forth information about the persons that held beneficially 5% or more of the outstanding shares of any class of the Fund as of the Record Date. Any shareholder who beneficially holds, directly or indirectly, more than 25% of the Fund’s voting securities may be deemed a “control person” (as defined in the 1940 Act) of the Fund.

Builders Fixed Income Fund

Name and Address	Shares	% Ownership	Type of Ownership
Carpenters’ Pension Trust 1401 Hampton Avenue St. Louis, MO 63139-3159	9,569,342.5190	56.59%	Record
Building Trades United Pension Trust Milwaukee and Vicinity P.O. Box 530 Elm Grove, WI 53122	2,583,851.2540	15.28%	Record
Chicago District Council of Carpenters 12 East Erie Street Chicago, IL 60611	1,040,943.7890	6.16%	Record
United Brotherhood of Carpenters 101 Constitution Ave. NW Washington, DC 20001	871,325.4510	5.15%	Record

NAMES AND ADDRESSES OF THE FUND’S SERVICE PROVIDERS

Manager. Capital Mortgage Management serves as the Fund’s Manager and, as such, is responsible for the management of the Fund, subject to oversight by the Board. The Manager’s principal offices are located at 218 Henry Road, Manchester, MO 63011.

Sub-adviser. The Manager has engaged Principal Global Investors, LLC to provide portfolio management to the Fund and manage the day-to-day operations of the Fund. The Sub-adviser’s principal offices are located at 801 Grand Avenue, Des Moines, Iowa 50392.

Principal Underwriter. T.O. Richardson has served as the Principal Underwriter of the Fund since February 18, 2004. The Principal Underwriter’s offices are located at 2 Bridgewater Road, Farmington, CT 06032.

Administrator. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202, serves as the Fund’s Administrator. The Administrator supervises the overall supervision of the Fund, including, among other responsibilities, the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations, arranging for the maintenance of books and records of the Fund, and supervision of other organizations that provide services to the Fund.

SHAREHOLDER PROPOSALS

The Fund is not required to hold annual meetings of shareholders. A special meeting of shareholders may be called at any time by the President of the Fund, the Chairman of the Board or a majority of the directors of the Board. Rule 14a-8 under the Securities Exchange Act of 1934, as amended, requires that, to be considered for presentation at a shareholders’ meeting, a shareholder’s proposal must, among other things, be received at the offices of the Fund a reasonable time before a solicitation is made. Any shareholder who wishes to submit a proposal that satisfies the eligibility requirements of Rule 14a-8 for consideration at a special meeting of the Fund’s shareholders should send such proposal to the Manager at 218 Henry Road, Manchester, MO 63011. The Manager will present each proposal received to the Board at the next regularly scheduled Board meeting. Timely submission of a proposal does not necessarily mean that such proposal will be included in a proxy statement furnished by the Board. To the extent a shareholder proposal is included in a proxy statement furnished by the Board or in its own separate proxy statement, the shareholder making such proposal will be required to bear the costs associated with including such proposal in the proxy statement, as well as the costs of holding the special meeting of shareholders.

DIRECTOR ATTENDANCE AT SHAREHOLDER MEETINGS

Because director nominees are located in a wide variety of geographic locations and in order to keep Fund expenses low, the Fund does not require nominees to attend a shareholder meeting at which such nominee is up for election to the Board. The Fund will provide additional information requested by a shareholder, to the extent deemed proper under applicable, with respect to any nominee for a director position.

SOLICITATION OF PROXIES

Solicitation will be primarily by mail, but officers and employees of the Manager or the Fund’s Administrator, without compensation, may solicit shareholders by telephone or personal contact. The Fund will bear the routine costs and expenses in connection with the shareholder meeting.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

John W. Stewart, Chairman, President and Treasurer
Builders Fixed Income Fund
June 1, 2006

PROXY CARD
BUILDERS FIXED INCOME FUND, INC.

SPECIAL MEETING OF SHAREHOLDERS
June 22, 2006

The undersigned hereby appoints John W. Stewart and Michael Stewart, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of the Builders Fixed Income Fund, Inc. (the “Fund”), to be held on June 22, 2006 at 1:00 p.m. Central Time at the offices of Carpenters’ District Council of Greater St. Louis, 1401 Hampton Avenue, St. Louis, MO 63139 (the “Meeting”), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business May 12, 2006. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

DATE: ____________________________________________

NOTE: Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee or corporate officer, please give your full title.

Signature(s)_________________________________________
Name: _____________________________________________
Title(s) _____________________________________________

This proxy will be voted as specified below. IF THE PROXY IS EXECUTED, BUT NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1 AND IN THE DISCRETION OF THE ABOVE-NAMED PROXIES AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. Please indicate by filling in the appropriate box below.

1.	To approve the election of the following directors:	FOR	AGAINST	ABSTAIN
	a) Joseph A. Montanaro	☐	☐	☐
	b) Dennis F. Penkalski	☐	☐	☐
	c) John M. Jarger	☐	☐	☐
	d) Bobby J. Yeggy	☐	☐	☐
	e) Terry Nelson	☐	☐	☐
	f) John W. Stewart	☐	☐	☐

In their discretion, the named proxies may vote upon any other matters which may legally come before the meeting, or any adjournment thereof.

2.	To ratify the selection of Deloitte & Touche to serve as the Fund’s Independent Registered Public Accounting Firm:

FOR	AGAINST	ABSTAIN
☐	☐	☐

WE NEED YOUR VOTE BEFORE THE END OF THE DAY ON JUNE 21, 2006

I currently intend to attend the Meeting:	Yes ☐	No ☐

Your vote is important. Even if you currently intend to attend the meeting in person, we still urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the meeting and avoid additional expenses associated with further solicitation. Sending in your proxy will not prevent you from personally voting your shares at the meeting. You may revoke your proxy before it is voted at the meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the meeting and voting in person.

THANK YOU FOR YOUR TIME